UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          March 15, 2004
                                                --------------------------------


                         First National Bancshares, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


        Florida                          333-60283                06-1522028
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(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


   5817 Manatee Avenue West,             Bradenton, Florida             34209
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's Telephone Number, including Area Code   (813) 794-6969
                                                  ------------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Items

     On March 15, 2004, First National Bancshares, Inc. ("FNBI") and its wholly owned subsidiary 1st National Bank & Trust (the "Bank"), consummated their acquisition of The Trust Company of Florida ("Trust Company"), a nondepository trust company organized under the laws of the State of Florida. FNBI, the Bank and Trust Company entered into an Agreement and Plan of Merger (the "Agreement") on October 17, 2003 regarding the proposed transaction. FNBI filed a Form 8-K regarding the transaction on October 17, 2004 and included a copy of the Agreement in that filing.

     Pursuant to the terms of the Agreement and after receipt of all regulatory approvals and unanimous approval of the shareholders of Trust Company, Trust Company merged with and into the Bank effective on March 15, 2004. Trust service clients of Trust Company now will be served by the Bank.

     Shareholders of Trust Company all were able to receive their desired form of consideration, common stock of FNBI and/or cash. Shares representing 60% of the outstanding Trust Company common shares elected to receive FNBI common stock and 40% elected to receive cash. FNBI issued 66,960 of its common shares pursuant to Rule 3(b) of the Securities Act of 1933 and Rule 505 of Regulation D promulgated thereunder. Sixty percent of the shares of Trust Company were each exchanged for 4.13 common shares of FNBI. Total cash in the amount of $1,028,396 (including that paid for fractional shares) was paid for the remaining Trust Company shares, representing approximately $95.09 per share for each share of Trust Company stock electing to receive cash.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit Number     Description of Exhibit
--------------     ----------------------
    2.1            Agreement and Plan of Merger entered into on October 17, 2003 by and among First National Bancshares, Inc., 1st National
                   Bank & Trust and The Trust Company of Florida (excluding
                   Exhibit A).


                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Dated:   March 17, 2004


                                                     /s/ Glen W. Fausset      ,
                                                     ---------------------------
                                                     Glen W. Fausset
                                                     President

                                  Exhibit Index



Exhibit Number     Description of Exhibit
--------------     ----------------------

    2.1 Agreement and Plan of Merger entered into on October 17, 2003 by and Among First National Bancshares, Inc., 1st National Bank & Trust and The Trust Company of Florida (excluding Exhibit A).*




* Included as a part of the Form 8-K filed by the Registrant on October 17, 2003.